Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to "240.14a-12

                             WAYPOINT FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:
                .......................................................
        2)      Aggregate number of securities to which transaction applies:
                  .......................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                .......................................................
        4)      Proposed maximum aggregate value of transaction:
                .......................................................
        5)      Total fee paid:
                 .......................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
                 .......................................................
        2)       Form, Schedule or Registration Statement No.:
                 .......................................................
        3)       Filing Party:
                 .......................................................
        4)       Date Filed:
                 .......................................................

                                 [WAYPOINT LOGO]



November 14, 2001


Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Waypoint Financial Corp. (the "Company"). The Special Meeting will be held at the Crowne Plaza Harrisburg, 23 South Second Street, Harrisburg, Pennsylvania, at 10:00 a.m., Pennsylvania time, on December 14, 2001.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have regarding the proposals presented for approval.

The business to be conducted at the Special Meeting includes the approval of the Waypoint Financial Corp. Key Employee/Outside Director Recognition and
Retention Plan (RRP Plan) and the Waypoint Financial Corp 2001 Stock Option Plan (2001 Option Plan).

The Board of Directors of the Company has determined that approval of the Plans at the Special Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" both Plans.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.


Sincerely,



Charles C. Pearson, Jr.
Chief Executive Officer and
Co-Chairman of the Board

                             WAYPOINT FINANCIAL CORP.
                             235 North Second Street
                         Harrisburg, Pennsylvania 17101
                                 (717) 236-4041

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On December 14, 2001

         Notice is hereby given that a Special Meeting of Waypoint Financial Corp., (the "Company") will be held at the Crowne Plaza Harrisburg, 23 South Second Street, Harrisburg, Pennsylvania, on December 14, 2001 at 10:00 a.m. Pennsylvania time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         PROPOSAL I - Approve the Waypoint Financial Corp. Key Employee/Outside Director Recognition and Retention Plan (RRP Plan)

         PROPOSAL II - Approve the Waypoint Financial Corp. 2001 Stock Option Plan (2001 Option Plan)

         and such other matters as may properly come before the Meeting, or any adjournments thereof.

                  Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on November 2, 2001, will be entitled to vote at the Meeting, and any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.



         EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                By Order of the Board of Directors




                                Richard C. Ruben
                                Executive Vice President and Corporate Secretary

Harrisburg, Pennsylvania
November 14, 2001

-------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             WAYPOINT FINANCIAL CORP.
                             235 North Second Street
                         Harrisburg, Pennsylvania 17101
                                 (717) 236-4041


                         SPECIAL MEETING OF STOCKHOLDERS
                                December 14, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waypoint Financial Corp. (the "Company") to be used at the Company's Special Meeting of Stockholders (the "Meeting"), which will be held at the Crowne Plaza Harrisburg, 23 South Second Street, Harrisburg, Pennsylvania 17101, on December 14, 2001, at 10:00 a.m., Pennsylvania time, and all adjournments of the Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 14, 2001.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. YOU MUST SIGN AND RETURN YOUR PROXY TO THE COMPANY IN ORDER FOR YOUR VOTE TO BE COUNTED. PROXIES RECEIVED BY THE COMPANY WHICH ARE SIGNED, BUT CONTAIN NO INSTRUCTIONS FOR VOTING WILL BE VOTED "FOR" THE APPROVAL OF THE WAYPOINT FINANCIAL CORP. KEY EMPLOYEE/OUTSIDE DIRECTOR RECOGNITION AND RETENTION PLAN AND 2001 STOCK OPTION PLAN AND FOR THE TRANSACTION OF SUCH THE BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING: IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Richard C. Ruben, at the address of the Company shown above, or by returning a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on November 2, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 39,158,428 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted for purposes of determining that a quorum is present but broker non-votes will not be counted for the purpose of determining that a quorum is present.

         As to the approval of the Key Employee/Outside Director Recognition and Retention Plan (RRP Plan) and the 2001 Stock Option Plan (2001 Option Plan) (collectively the Plans), the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the approval of the RRP Plan and FOR the approval of the 2001 Option Plan proposed by the Board, or to WITHHOLD AUTHORITY to vote for the approval of the Plans. Each plan must be approved by a majority of the total votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the Plans is being withheld.

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of September 30, 2001, the shares of Common Stock beneficially owned by executive officers and directors as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.



                                                       AMOUNT OF SHARES
                                                       OWNED AND NATURE       PERCENT OF SHARES
         NAME AND ADDRESS OF                             OF BENEFICIAL         OF COMMON STOCK
          BENEFICIAL OWNERS                              OWNERSHIP (1)           OUTSTANDING
         -------------------                           ----------------      -----------------
Waypoint Bank Employee Stock Ownership Plan                2,045,201               5.2%
235 North Second Street
Harrisburg, Pennsylvania 17101

Executive officers and directors as a group (23 persons)   2,883,921               7.4%


----------------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

         The table below sets forth certain information relating to beneficial ownership of common stock by the Company's Board of Directors as of September 30, 2001, former Directors, who are members of the Community Impact Advisory Committee of Waypoint Bank, and Executive Officers including information as to beneficial ownership as of September 30, 2001. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld) will be voted at the Meeting for the approval of the Directors and Officers Stock Benefit Plans. Each current Director, former Director Thomas
W. Wolf as a member of the Committee Impact Advisory Committee of Waypoint Bank and each current Executive officer is an eligible Recipient of stock and stock options under the Plans proposed for Stockholder approval.



                                                                          SHARES OF
                                                                         COMMON STOCK
                                                                         BENEFICIALLY           PERCENT
        NAME (1)                              POSITIONS HELD               OWNED (2)           OF CLASS
        --------                              --------------             -----------           --------

                                                DIRECTORS
Charles C. Pearson, Jr. (3)                Chief Executive Officer          109,154                *
                                            & Co-Chairman of the
                                                    Board
Ernest P. Davis (4)                               Director                   43,995                *
Robert L. Simpson (5)                             Director                   99,270                *
Frank R. Sourbeer (6)                             Director                   53,039                *
Carolyn E. Steinhauser (7)                        Director                  200,010                *
Cynthia A. Dotzel (8)                             Director                  243,409                *
Jimmie C. George (9)                              Director                   57,088                *
Robert A. Houck (10)                              Director                   27,711                *
Robert E. Poole (11)                              Director                   56,626                *
Byron M. Ream (12)                                Director                  172,913                *
William A. Siverling (13)                         Director                   42,097                *
Robert W. Pullo (14)                             Co-Chairman              1,055,070               2.7
David E. Zuern                             President and Director            21,840                *
Randall A. Gross (15)                             Director                  206,070                *
William E. McClure, Jr. (16)                      Director                   43,585                *
Donald B. Springer (17)                           Director                   29,233                *


                                              FORMER DIRECTORS

Thomas W. Wolf (18) (Retired - 5/17/01)           Director                  766,022               2.0


                                  EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James H. Moss (19)                           Exec. V.P. & Chief             272,754                *
                                              Financial Officer
Andrew Samuel (20)                               Exec. V.P.                  11,548                *
Richard C. Ruben (21)                      Exec. V.P. & Secretary            30,093                *
Jane B. Tompkins (22)                    Exec. V.P. of Waypoint Bank         35,422                *
Lynn D. Crenshaw (23)                    Exec. V.P. of Waypoint Bank         67,994                *
Robert P. O'Hara                         Exec. V.P. of Waypoint Bank          5,000                *
Ray Mead                                 Exec. V.P. of Waypoint Bank              0                0

--------------------------------
footnotes on the following page

--------------------------------
o    Less than 1%

(1) The mailing address for each person listed is 235 North Second Street, Harrisburg, Pennsylvania 17101
(2) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(3) Includes options to purchase 37,110 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(4) Includes options to purchase 1,227 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(5) Includes options to purchase 85,177 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(6) Includes options to purchase 1,227 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(7) Includes options to purchase 102,375 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(8) Includes options to purchase 102,375 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 15,986 shares held by such person's spouse.
(9) Includes options to purchase 613 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 12,209 shares held by such person's spouse.
(10) Includes options to purchase 8,030 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(11) Includes options to purchase 4,850 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(12) Includes options to purchase 102,375 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(13) Includes options to purchase 1,227 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 6,760 shares held by such person's spouse.
(14) Includes options to purchase 195,371 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 8,433 shares held by such person's spouse.
(15) Includes options to purchase 93,776 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(16) Includes options to purchase 1,227 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(17) Includes options to purchase 1,227 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(18) Includes options to purchase 6,463 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 11,151 shares held by such person's spouse. Mr. Wolf is a member of the Waypoint Bank Community Impact Advisory Committee.
(19) Includes options to purchase 59,222 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(20) Includes options to purchase 2,760 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(21) Includes options to purchase 8,740 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(22) Includes options to purchase 2,760 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(23) Includes options to purchase 56,023 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, Director Poole filed a late report covering the purchase of 42,700 shares, and no other officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2000, Directors Houck, Gross, Siverling, Sourbeer and Simpson served on the Compensation and Benefits Committee. None of the committee's members is a current or former officer or employee of Waypoint Financial, Waypoint Bank or any subsidiary of Waypoint Bank. In addition, none of the members of the committee had any relationship with Waypoint Financial or Waypoint Bank that would require disclosure under Item 404 of Regulation S-K of the Securities and Exchange Commission, relating to insider transactions and indebtedness of management.

EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 2000, 1999, and 1998, certain information as to the total remuneration paid to
(i) Waypoint Financial's Chief Executive Officer as of December 31, 2000, (ii) Waypoint Financial's four most highly compensated executive officers (based on the total of the "Salary" and "Bonus" column from the table below) other than the Chief Executive Officer who were serving as executive officers as of December 31, 2000, and (ii) two individuals for whom compensation information would have been provided but for the fact that the individuals were not serving as executive officers as of December 31, 2000 ("Named Executive Officers").


                                    ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                           ----------------------------------       -------------------------------
                                                                            AWARDS           PAYOUTS
                                                                    -----------------------  -------
                                                          OTHER                                             ALL
        NAME AND                                         ANNUAL                                           OTHER
 PRINCIPAL POSITION AS                                   COMPEN-     RESTRICTED  OPTIONS/                 COMPEN-
 OF DECEMBER 31, 2000               SALARY               SATION        STOCK       SARS        LTIP       SATION
          (1)              YEAR    (2) ($)    BONUS ($)    (3)        AWARDS ($)   (#)(4)     PAYOUTS     (5) ($)
 ------------------------  ----    -------    ---------  -------     ----------  -------      -------     --------
Charles C. Pearson, Jr.    2000    371,177     144,324     --            --       19,168         --        6,838
Chief Executive Officer    1999    356,056     140,663     --            --       57,503         --        6,488
                           1998    275,000          --     --            --       19,168         --        3,492

John W. Atkinson (6)(7)    2000    206,683      61,490     --            --       11,501         --        4,727
Executive Vice             1999    176,717      45,102     --            --       11,501         --        5,542
President                  1998    128,800          --     --            --        7,667         --        1,404

James L. Durrell (7)       2000    207,591      51,500     --            --       11,501         --        9,591
Executive Vice President   1999    217,819      56,742     --            --       11,501         --        9,324
                           1998    148,034      39,849     --            --           --         --       39,316

Richard C. Ruben           2000    128,898      40,362     --            --        4,600         --        7,244
Executive Vice President   1999    122,174      37,176     --            --        4,600         --        6,845
                           1998    122,089       6,988     --            --           --         --        2,564

Jane B. Tompkins (6)       2000    120,517      41,013     --            --        4,600         --        5,936
Executive Vice President   1999    114,654      24,588     --            --        4,600         --        5,204
and Chief Credit Officer   1998     94,962          --     --            --        4,600         --          244

John G. Coulson (8)        2000    123,218      37,051     --            --        4,600         --        4,678
Executive Vice President   1999    113,843      32,374     --            --        4,600         --        4,585
                           1998    111,184       6,923     --            --           --         --        1,672

Andrew Samuel              2000    111,453      36,320     --            --        4,600         --        3,374
Executive Vice President   1999    101,954      26,494     --            --        4,600         --        3,040
                           1998     94,115       7,658     --            --           --         --       20,816


-------------------
(1) Certain persons who became executive officers in September and October 2000 would have been included in this table had they been compensated for the entire year at the rate they were compensated after October.
(2) Includes amounts deferred at the election of named officers pursuant to the Waypoint Retirement Savings Plan (the "401(k) Plan").
(3) Excludes perquisites that do not exceed the lesser of $50,000 or 10% of the officer's total salary and bonus for any year.
(4) Adjusted to reflect the October 17, 2000 exchange of 0.7667 shares of Waypoint Financial for each share of Harris Financial.
(5) Includes awards allocations under the employee stock ownership plan, amounts paid for life insurance premiums, and Waypoint Financial's matching contributions to the 401(k) Plan. For 2000 these amounts were as follows:
     Mr. Pearson $3,100, $1,188 and $2,550; Mr. Atkinson $3,100, 0, and $1,627;
     Mr. Durrell $3,100, $3,968 and $2,523; Mr. Ruben $3,100, $1,718 and $2,426;
     Ms. Tompkins $2,946, $567 and $2,423; Mr. Coulson $2,923, $543 and $1,212;
     and Mr. Samuel $2,695, $310 and $369, respectively. The amount of the employee stock ownership plan contribution is based on the number of shares allocated during the year multiplied by the price of the last reported trade of Waypoint Financial's common stock that year.
(6) In 1999 Officers Atkinson and Tompkins were awarded 3,863 and 2,318 shares of restricted stock, respectively, based on canceling all stock options granted in 1998. The common stock last traded at a price of $15.33 per share (as adjusted) on the date of the award of the shares of restricted stock.
(7)  Officers Atkinson and Durrell retired effective December 31, 2000.
(8)  Mr. Coulson retired April 30, 2001.

DIRECTORS' COMPENSATION

         Fees. Waypoint Financial has no separate compensation for its board members, all of whom are currently directors of, and are compensated by, Waypoint Bank. Waypoint Bank directors receive an aggregate annual fee of $5,000 paid in quarterly installments and $5,000 which is at risk in the event Company performance goals are not met for fiscal year 2001 (and which may be increased if performance goals are exceeded) as well as $1,000 for each regular board meeting attended, including consolidated meetings of Waypoint Financial and Waypoint Bank and $600 for each special board meeting. Members of committees receive $550 for each committee meeting attended. Employees who are also directors are not paid for attending board or committee meetings. In 2000, Waypoint Financial paid a total of $339,000 in director and committee fees and $10,400 in director emeritus fees.

         Stock Benefit Plans. Harris Savings Bank's 1994 Stock Option Plan for Outside Directors is self-administering. Options to purchase a total of 15,430 shares of Waypoint Financial common stock are outstanding, and options to purchase an additional 32,681 shares are authorized by the plan. The exercise price per share for each option issued under the plan is the fair market value of the underlying common stock on the date of grant. No options were granted in 2000 under the plan.

         Waypoint Financial's 1999 Stock Option Plan for Outside Directors is administered by Waypoint Financial's board of directors. The plan authorizes grants of 2,000 options yearly to each non-employee director (and 4,000 options to the non-employee Chairman if applicable) exercisable at the fair market value on the date of the grant. The options vest over five years. The grants are subject to the meeting of at least 80% of performance objectives set for the previous year by the Board. Options to purchase a total of 37,195 shares of Waypoint Financial common stock are outstanding, and options to purchase an additional 95,838 shares are authorized by the plan. Options to purchase 1,533 shares were issued in 2000 to each of Directors Davis, George, Houck, Isaacman, Kessler, McClure, Poole, Roebuck, Siverling, Sourbeer and Springer.

EMPLOYMENT AGREEMENTS

         Charles C. Pearson, Jr. Mr. Pearson is party to a rolling three-year employment agreement, and has accepted an amendment to the agreement, pursuant to which he serves as Waypoint Financial's Chief Executive Officer, and Co-Chairman of the Board through 2002 and thereafter Chairman of the Board. Mr. Pearson's base salary under the employment agreement is $387,192. Pursuant to the employment agreement, Mr. Pearson was awarded qualified stock options to purchase a total of 19,168 (adjusted) shares of Waypoint Financial common stock at an exercise price of $26.41 per share (adjusted), and non-qualified options to purchase a total of 38,335 (adjusted) shares of Waypoint Financial common stock at an exercise price of $18.91 per share (adjusted). The options vest ratably over a five-year period commencing on the date of the award. The agreement provides for re-pricing the non-qualified options based upon the performance of Waypoint Financial stock relative to certain other companies and the S&P 500 Index. Mr. Pearson received an alternative payment to compensate for in-the-money options lost as the result of his employment by Waypoint Financial, and certain other perquisites. His contract includes a change-in-control provision, which would pay a severance benefit to Mr. Pearson equal to 2.99 times his base compensation if Mr. Pearson's employment is terminated within two years following a change in control. Under the employment agreement, Mr. Pearson may voluntarily terminate employment within one year of a change in control, in his sole discretion, and receive the severance benefit. Mr. Pearson is also entitled to health benefits for himself and his spouse until each of them attain age 65 or become eligible for Medicare. If payments and benefits received in connection with a change in control would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, then such payments would be reduced to one dollar less than the excess parachute amount if the reduced amount would be greater than the unreduced payments less the excise tax the executive would owe. The employment agreement also contains a severance benefit if Mr. Pearson's employment is constructively terminated or terminated without cause for reasons other than a change in control. In the event of his death or disability, the amended employment agreement provides that he or his beneficiaries will be entitled to one year's base salary (reduced in the event of disability, by any payments under any disability insurance program sponsored by Waypoint Financial).

         Robert W. Pullo. Mr. Pullo is party to an employment agreement that provides for a term of 36 months, and is renewable annually for an additional 12 months in the mutual agreement of Mr. Pullo and Waypoint Financial, provided that the agreement shall not be extended beyond 2005. Pursuant to the employment agreement, Mr. Pullo serves as Co-Chairman of the Board of Directors through 2002 and thereafter will serve as Vice Chairman of the Board of Directors and Vice Chairman of the Executive Committee. Mr. Pullo's base salary is $393,750 per annum. Mr. Pullo is entitled to participate in all employee pension and retirement plans and benefits made available by Waypoint Financial to its senior level executives, as well as executive perquisites, in accordance with Waypoint Financial's policy for senior executives. Mr. Pullo is also entitled to a guaranteed annual bonus of not less than the greater of $125,000 or 33% of his base salary. He is also entitled to participate in Waypoint Financial's incentive compensation programs, including any stock option and recognition plans that may be established by Waypoint Financial for its senior level executives. Mr. Pullo also receives the same compensation as non-employee Directors. If Mr. Pullo's employment is terminated without cause, he will be entitled to a single lump sum payment equal to any remaining base salary and bonus due under his employment agreement through 2005. In addition, Mr. Pullo and his spouse each will be entitled to health coverage until attainment of age 65 or eligibility for Medicare, if later. In the event of his death or disability, Mr. Pullo or his beneficiaries will receive one year's base salary. If Mr. Pullo's employment is terminated within two years following a change in control or within the six-month period immediately preceding a change in control, he will be entitled to a cash amount of 2.99 times his base compensation.

         If the employment agreement terminates prior to 2005, Mr. Pullo and Waypoint Financial will enter into a consulting agreement with a term extending from the expiration of the employment agreement through 2005. As consultant, Mr. Pullo would serve as Vice Chairman of the Board of Directors of Waypoint Financial and render advice and services to Waypoint Financial subject to his reasonable availability with due allowance for other commitments that he may have. His compensation as a consultant will be determined by averaging the five consecutive years of all compensation (including salary and bonuses) containing the highest three years of compensation during the last six years that he was employed by Waypoint Financial, and prior thereto, by York Financial. As a consultant, Mr. Pullo will not participate in any benefit plans or programs maintained by Waypoint Financial, except for continuation of medical coverage.

         David E. Zuern. Mr. Zuern is party to a rolling three-year employment agreement pursuant to which he serves as Waypoint Financial's President and Chief Operating Officer. In connection with entering into the employment agreement, Mr. Zuern received a signing bonus of $20,000. Mr. Zuern's base salary under the employment agreement is $225,000, and his initial bonus eligibility shall be set at 40% of base salary (pro-rated for 2000, the year in which his employment commenced). Mr. Zuern is entitled to participate in all employee pension and retirement plans and benefits made available by Waypoint Financial to its senior level executives, as well as executive perquisites, in accordance with Waypoint Financial's policy for senior executives. His contract includes a change-in-control provision, which would pay a severance benefit to Mr. Zuern equal to 2.99 times his base compensation if Mr. Zuern's employment is terminated within two years following a change in control. Under the employment agreement, Mr. Zuern may voluntarily terminate employment within six months of a change in control, in his sole discretion, and receive the severance benefit. If payments and benefits received in connection with a change in control would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, then such payments would be reduced to one dollar less than the excess parachute amount if the reduced amount would be greater than the unreduced payments less the excise tax the executive would owe. The employment agreement also contains a severance benefit if Mr. Zuern's employment is constructively terminated or terminated without cause for reasons other than a change in control. In the event of his death or disability, the amended employment agreement provides that he or his beneficiaries will be entitled to one year's base salary (reduced in the event of disability, by any payments under any disability insurance program sponsored by Waypoint Financial).

         James H. Moss. Mr. Moss is party to an employment agreement that provides for a term of 36 months. At the expiration of the employment agreement, Mr. Moss and Waypoint Financial will enter into a change in control agreement, substantially in the form described below. Under the employment agreement, Mr. Moss' title is Chief Financial Officer, and his base salary is $151,200. Mr. Moss is entitled to participate in all employee pension and retirement plans and welfare benefit programs made available by Waypoint Financial to its employees generally, as well as other executive perquisites in accordance with Waypoint Financial's policy for senior executives. He is also entitled to participate in any incentive compensation programs established by Waypoint Financial for its senior level executives, including any stock option and recognition plans that may be established. If Mr. Moss is removed from employment without cause (other than in connection with a change of control), he will be entitled to a single lump sum payment of two times his base salary, reduced by the aggregate base salary that has been paid to him through the time of termination. Mr. Moss may voluntarily terminate his employment and will be entitled to two times his base salary, reduced by the aggregate base salary that has been paid up to the time of his voluntary resignation. If Mr. Moss' employment is terminated following a change in control or within six months immediately preceding a change in control, he will be entitled to a cash amount of 2.99 times his base compensation.

         Following the expiration of his employment agreement, Mr. Moss will be offered a change-in-control agreement. The change-in-control agreement will provide for a term of three years, renewable each year for an additional year so that the remaining term will be three years. In the event of involuntary termination following a change in control or voluntary termination following a demotion, loss of title, or reduction in compensation or authority following a change in control, Mr. Moss will be entitled to severance pay of 2.99 times his annual base salary and bonus. He will also receive continued life, medical, dental and disability coverage for 36 months following termination of employment.
                                       7

         Change-in-Control Agreements. Officers Ruben, Tompkins, and Samuel are each parties to change in control agreements. Each change-in-control agreement has a three-year term. The Board of Directors votes annually on whether to renew the agreements for an additional year and the Board voted to renew the agreements when it last considered the question. Each change-in-control agreement provides that at any time following a change in control of Waypoint Financial or Waypoint Bank, if Waypoint Financial or Waypoint Bank terminates the executive's employment for any reason, other than for cause, or if the executive terminates employment following demotion, loss of title, loss of significant authority, reduction in compensation or relocation of principal place of employment, the executive, or in the event of death, his/her beneficiary, is entitled to receive a severance payment equal to three times the annual compensation. Each change-in-control agreement also provides that Waypoint Financial or Waypoint Bank will continue the executive's life, health, dental and disability coverage for a three-year period. A change in control is defined in the change-in-control agreement to mean an event that would constitute a change in control of Waypoint Financial or Waypoint Bank, as the case may be, under the Bank Holding Company Act or the Change in Bank Control Act; a plan of reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of Waypoint Financial or Waypoint Bank or a similar transaction in which Waypoint Financial or Waypoint Bank is not the resulting entity; or a change in the composition of the Board of Directors of Waypoint Financial or Waypoint Bank that results in a change of a majority of such directors. If payments and benefits under a change-in-control agreement would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, then such payment may be reduced to one dollar less than the excess parachute amounts if the reduced amount would be greater than the unreduced payments less the excise tax that the executive would owe under
Section 4999 of the Internal Revenue Code.

         Additional Employment Agreements and Change in-Control Agreements. Certain officers of Waypoint Financial have employment agreements with terms of up to two years. In the event an employee who is a party to such an employment agreement is involuntarily terminated or voluntarily resigns after accepting employment, such person will be entitled to a termination benefit equal to two times base salary reduced by any base salary paid to such person by Waypoint Financial after the effective time. In addition, such person will receive a continuation of health benefits, on the same terms and conditions applicable to Waypoint Financial employees, for a period of up to 52 weeks, reduced by the number of weeks that such person was employed by Waypoint Financial. Thereafter, such person will be entitled to continue COBRA coverage for the remaining unexpired COBRA period, calculated from the date of termination by Waypoint Financial.

         Certain Executive officers of Waypoint Financial are parties to change-in-control agreements. The change-in-control agreements generally provide for terms of two years and change-in-control payouts of two times annual base salary and bonus with continued life, medical, dental and disability coverage.

         Retirement Agreements. Waypoint Financial entered into a retirement agreement with James L. Durrell whereby Mr. Durrell, who retired on December 31, 2000, receives a monthly salary continuation benefit of $15,300, payable over a term of 36 months, continuation of health insurance coverage through July 2001, a bonus for the year 2000, title to the automobile provided to him, and the option to convert existing life insurance coverage to private policy coverage.

         Waypoint Financial also entered into a retirement agreement with John
W. Atkinson, who retired effective December 31, 2000, whereby Mr. Atkinson receives a monthly supplemental pension benefit of $2,000 payable over 120 months and other benefits similar to those described above for Mr. Durrell. Waypoint Financial subsequently entered into an addendum to the agreement whereby Mr. Atkinson provides additional services to Waypoint Financial for a limited period after retirement and is entitled to an additional monthly supplemental pension benefit of $500 for a period of 120 months, commencing January 1, 2001.

         Pension Plan. Waypoint Financial presently has no separate pension plan. Waypoint Bank maintains a non-contributory defined benefit plan for all employees hired before January 1, 1999, who are at least 21 years of age and who have completed one year of service during which they worked at least 1,000 hours. The plan is intended to be a "qualified" plan under section 401(a) of the Internal Revenue Code. The plan provides for a monthly benefit to the participant upon his or her retirement at the age of 65 with at least five years of service. Benefits are also payable upon the participant's death or disability or early retirement at age 55 with at least five years of service. The benefit to which a participant is entitled is determined in accordance with a formula based upon the participant's average monthly compensation, which is defined in the plan to be monthly compensation averaged over the highest five years of service. The benefit formula is the sum of (i) 2% of average monthly compensation multiplied by years of service, up to 15 years, (ii) .5% of average monthly compensation multiplied by years of service in excess of 15 years (maximum 20 years under this part) and (iii) .5% of average monthly compensation in excess of one-twelfth of Social Security covered compensation multiplied by years of service up to 35 years. Waypoint Bank is required to make annual contributions to the plan based upon actuarial estimates provided by the actuary retained by the plan. During 2000 no contribution was required.

         Waypoint Bank has discontinued the defined benefit pension plan for employees hired after December 31, 1998 and benefits were frozen for all employees effective May 4, 2001. For employees hired on or after January 1, 1999, the defined benefit plan has been replaced by an increased employer contribution to the employees' 401(k) Plan.

         The following table illustrates monthly pension benefits at age 65 under the most advantageous defined benefit plan provisions available at various levels of compensation and years of service.



                                                 Years of Service*
                          ------------------------------------------------------------

        Compensation         15           20           25           30            35
     -----------------    -------       ------       ------       ------        ------
        $ 40,000           $1,031       $1,125       $1,219       $1,313        $1,406
        $ 60,000           $1,656       $1,833       $2,011       $2,188        $2,365
        $ 80,000           $2,281       $2,542       $2,802       $3,063        $3,323
        $100,000           $2,906       $3,250       $3,594       $3,938        $4,281
        $120,000           $3,531       $3,958       $4,386       $4,813        $5,240
        $140,000           $4,156       $4,667       $5,177       $5,688        $6,198
        $170,000           $5,094       $5,729       $6,365       $7,000        $7,636

         * As of December 31, 2000, Officer Samuel had four years of credited service and Officers Pearson, Ruben, Coulson and Tompkins each had three years of credited service.



         Supplemental Executive Retirement Plan. Waypoint Bank maintains a Supplemental Executive Retirement Plan for certain employees designated by the Board of Directors. The plan makes up benefits lost by the employee under Waypoint Bank's three qualified retirement plans due to the Internal Revenue Service compensation limit effective January 1, 1994. The compensation limit for 1999 was $160,000, and is increased to $170,000 for 2000. The plan includes a defined benefit component and a defined contribution component. The amount of the annual defined contribution is included in the Summary Compensation Table. The amount of the defined benefit component is described in the table below. The benefit may be paid in a lump sum, or over a 10-year period. The following table sets forth the present value at age 65 of the defined benefit that will be received based on a participant's years of service and average annual compensation over the last five years prior to reaching age 65.


                                                Years of Service (1)
                           -------------------------------------------------------------

        Compensation          15           20            25           30           35
     -----------------     ---------    ---------    ---------    ---------     --------

        $170,000                  --           --           --           --           --
        $200,000            $117,000     $133,000     $149,000     $164,000     $180,000
        $225,000            $215,000     $244,000     $273,000     $301,000     $330,000
        $250,000            $313,000     $355,000     $396,000     $438,000     $480,000
        $275,000            $411,000     $465,000     $520,000     $575,000     $630,000
        $300,000            $509,000     $576,000     $644,000     $712,000     $780,000


--------------
(1) Represents the present value at age 65 of the Supplemental Executive Retirement Plan benefit.

         As of December 31, 2000, Officer Samuel had four years of credited service, and Officers Pearson, Ruben, Coulson and Tompkins each had three years of credited service. The Plan Benefits have been frozen with the freezing of the Waypoint Bank Defined Benefit Pension Plan.

         York Supplemental Executive Retirement Plan. Prior to acquisition by Waypoint Financial, York Financial and York Federal maintained a Supplemental Executive Retirement Plan for Messrs. Pullo and Angelo. Waypoint Financial has agreed to honor all obligations under the Supplemental Executive Retirement Plan and has agreed that all benefits payable thereunder are 100% vested, fully earned and non-forfeitable. The Supplemental Executive Retirement Plan is a non-qualified, unfunded deferred compensation plan evidenced by two separate agreements that provide supplemental executive retirement benefits to Messrs. Pullo and Angelo. The agreements are unfunded, but York Financial and York Federal purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the agreements and provide a complete recovery of all plan costs upon the executive's death. Waypoint Financial and Waypoint Bank, as successor to York Financial and York Federal, are the sole owners of the insurance policies. Distribution of benefits to Messrs. Pullo and Angelo under the Supplemental Executive Retirement Plan has commenced.

         York Split Dollar Death Benefits. York Federal also entered into life insurance split dollar agreements with Messrs. Pullo and Angelo, whereby their beneficiaries shall be paid $5,000,000 and $2,500,000, respectively, in the event that the executives should die while employed by York Federal. Life insurance policies were purchased to provide this benefit. In the event that the executive is not employed at his death, then the executive's beneficiaries shall receive an amount equal to 4% of the amount that he would receive if the executive died while employed, multiplied by the number of full years of service the executive had completed, up to 25 years of service. Waypoint Financial has agreed to honor all obligations under the life insurance split dollar agreements. All benefits provided for under the split dollar agreements are 100% vested, fully earned and nonforfeitable for any reason, including cause. Waypoint Financial will incur no additional expense under the life insurance split dollar agreements. Waypoint Financial is entitled to an amount equal to the cash value of the insurance policies, less any policy loans and unpaid interest or cash withdrawals previously incurred by York Federal and any applicable surrender charges.

EMPLOYEE STOCK OPTIONS

         Options Outstanding and Exercised During 2000. Set forth below is information concerning the shares acquired upon exercise of options during 2000 by Named Executive Officers, and the number and value of stock options held by Named Executive Officers at December 31, 2000.


                                                                       NUMBER OF               VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS              IN-THE-MONEY
                                 SHARES                                AT VALUE                  OPTIONS AT FISCAL
                                ACQUIRED                           FISCAL YEAR-END(1)               YEAR-END (2)
                                  UPON           VALUE                EXERCISABLE/                  EXERCISABLE/
NAME                            EXERCISE        REALIZED             UNEXERCISABLE                 UNEXERCISABLE
---------------------------  -------------    -------------      ---------------------         ---------------------

Charles C. Pearson, Jr.            --              --               19,168 / 76,670                 -- / $40,531
John W. Atkinson (3)               --              --                2,300 / 20,701                 -- / $24,319
James L. Durrell (3)             23,385          94,712              2,300 / --                     -- / --
Richard C. Ruben                   --              --                7,820 / 8,280                  -- / $9,727
Jane B. Tompkins                   --              --                  920 / 8,280                  -- / $9,727
John C. Coulson                    --              --                3,335 / 8,280                  -- / $9,727
Andrew Samuel                      --              --                  920 / 8,280                  -- / $9,727


-----------------------------
(1)  Adjusted for all stock splits.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2000, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $11.00 per share.
(3)  Officers Atkinson and Durrell retired effective December 31, 2000.

     Options Granted During 2000. Set forth below is information concerning options granted to Named Executive Officers during 2000.



                                                                                         POTENTIAL REALIZED VALUE
                                                                                          AT ASSUMED ANNUAL RATES
                                                                                              OF STOCK PRICE
                                                                                          APPRECIATION FOR OPTION
                                                        INDIVIDUAL GRANTS                        TERMS (1)
                                             ----------------------------------------     ------------------------
                                               PERCENT OF
                                             TOTAL OPTIONS
                                               GRANTED TO      EXERCISE    EXPIRATION
                                 OPTIONS      EMPLOYEES IN      OR BASE       DATE
NAME                             GRANTED         FY 2000         PRICE         (2)            5%             10%
---------------------------      -------     -------------     --------    ----------     --------       --------
Charles C. Pearson, Jr.          19,168          13.39%         $8.89       02/2010       $107,000       $271,000
John W. Atkinson (2)             11,501           8.04%         $8.89       02/2010        $64,000       $163,000
James L. Durrell (2)             11,501           8.04%         $8.89       02/2010        $64,000       $163,000
Richard C. Ruben                  4,600           3.21%         $8.89       02/2010        $26,000        $65,000
Jane B. Tompkins                  4,600           3.21%         $8.89       02/2010        $26,000        $65,000
John C. Coulson                   4,600           3.21%         $8.89       02/2010        $26,000        $65,000
Andrew Samuel                     4,600           3.21%         $8.89       02/2010        $26,000        $65,000


-----------------------
(1)  Rounded to nearest thousand dollars.
(2)  Officers Atkinson and Durrell retired effective December 31, 2000.

     PROPOSAL I.

         APPROVE THE ADOPTION OF THE WAYPOINT FINANCIAL CORP. KEY
         EMPLOYEE/OUTSIDE DIRECTOR RECOGNITION AND RETENTION PLAN.

         The Waypoint Financial Corp. Key Employee/Outside Director Recognition and Retention Plan (RRP PLAN) authorizes up to 794,000 shares of Common Stock to be made available to officers and employees of the company and its affiliates, non-employee directors and Waypoint Bank Community Impact Advisory Committee members as restricted stock (RRP Stock) as described below. RRP Stock is an award of common stock subject to forfeiture provisions if the recipient leaves the Company or its affiliates before a specified number of years. The purpose of the RRP Plan is to promote the retention of management, non-employee directors and Community Impact Advisory Committee members (collectively "Recipients"), to incent qualified personnel in key positions and to provide recipients with a proprietary interest in Waypoint as an incentive to contribute to the future success of the Company. Additionally, the RRP Plan serves to align management with the concerns of shareholders. The following is a summary of the material terms of the RRP Plan, which is qualified in its entirety by the complete provisions of the RRP Plan, attached as Exhibit A.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE WAYPOINT FINANCIAL CORP. KEY EMPLOYEE/OUTSIDE DIRECTOR RECOGNITION AND RETENTION PLAN.

         GENERAL.

         The RRP Plan authorizes the award of up to 794,000 shares of Common Stock. All officers and key employees of the Company and its affiliates, all current non-employee Directors and Waypoint Bank Community Impact Advisory Committee members are eligible to receive awards under the RRP Plan of which no more than 224,200 shares can be awarded to non-employee Directors of the Company, and Community Impact Advisory Committee members. The RRP Plan will be administered by the Board of Directors or a committee of non-employee directors appointed by the Board of Directors (the "Committee"). The shares used to satisfy an award may either be authorized but unissued shares or shares previously issued and reacquired by the Company. If authorized but unissued shares are used to satisfy the awards of RRP Stock, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. Management has not yet determined how it will fund the awards. Its decision to repurchase outstanding shares or issue new shares will be made based upon market and other conditions existing at the time.

         Restricted stock awards to officers, employees, non-employee directors and Waypoint Bank Community Impact Advisory Committee members will be granted based upon a number of factors to be determined by the committee, including seniority, job duties and responsibilities, job performance, and a comparison of similar awards by companies comparable to the Company.

         VESTING OF RESTRICTED STOCK AWARDS.

         Awards of RRP Stock to officers, Employees and non-employee directors shall vest at the rate of 20% per year with the initial 20% vesting on the date of the award unless the Committee provides otherwise at the time the award is granted. Awards to Waypoint Bank Community Impact Advisory Committee members will fully vest after one year. A Recipient will be entitled to receive dividends on not yet vested shares. The RRP Plan provides for accelerated vesting in the event of death, disability or normal retirement. Normal retirement is defined by a formula combining age and years of service with a minimum age of 55 years, minimum service with the company or its affiliates of one year and a minimum combined total of 63. The Committee may under unusual circumstances permit early vesting to serve the best interests of the Company. All awards will vest in the event of a change in control of the Company or Waypoint Bank.

         RRP PLAN BENEFITS.

         As of the date of this Proxy statement, no determination has been made regarding the award of RRP Stock under the RRP Plan. The closing price of Waypoint Common Stock on November 2, 2001 was $13.70.

         TAX TREATMENT OF RRP STOCK ISSUED UNDER THE PLAN.

         Recipients of the RRP Stock will recognize income for the taxable years in which stock becomes vested without restriction unless the recipient elects to be taxed in an earlier year before the RRP Stock is vested. The Company will receive a tax deduction for the fair market value of the shares when included in income by recipients. Any increase in the value of the RRP Stock would increase the tax deduction taken by the Company. Likewise, a decrease in the value of the RRP Stock would decrease the tax deduction taken by the Company. Recipients may defer receipt of vested RRP Stock and thereby defer recognition of the income represented by it until a later time. Such deferral will defer the Company's tax deduction until the recipient receives the RRP Stock and recognizes the income. The Committee may defer distribution to a participant to prevent a loss of the corporate tax deduction under
         Section 162(m) of the Code.

         AMENDMENT, TERMINATION OR REVISION OF THE STOCK INCENTIVE PLAN.

         The Committee may amend or terminate the RRP Plan at any time. Such amendments are required to be approved by stockholders in accordance with applicable law and regulation if such approval is required to satisfy requirements of the Securities and Exchange Commission under Rule 16b-3 under the Securities Exchange Act of 1934 or other regulatory requirements. RRP awards cannot be revised unless consistent with the terms of the RRP Plan and the recipient consents. The RRP Plan permits adjustment by the Committee of the number of shares to reflect reclassification, recapitalization or similar capital change. The adjustments by the Committee shall be conclusive and binding on the Company and any participants. The Committee's adjustments are designed to maintain the same proportionate ownership for the number of shares which existed before the event requiring adjustment.

         SHAREHOLDER APPROVAL.

         The RRP Plan will be implemented when approved by the affirmative vote of the holders of a majority of the votes cast by the Company's stockholders at a duly called meeting of stockholders without regard to broker non-votes or proxies as to which authority to vote for the RRP Plan has been withheld. Stockholder approval is required by the NASDAQ Stock Market Rules.

     PROPOSAL II.

         APPROVE THE ADOPTION OF THE WAYPOINT FINANCIAL CORP. 2001 STOCK OPTION PLAN.

         The Waypoint Financial Corp. 2001 Stock Option Plan (The "2001 Option Plan") authorizes up to 1,985,000 shares of Common Stock to be made available to officers, employees, non-employee directors of Waypoint Financial Corp. and its affiliates and Waypoint Bank Community Impact Advisory Committee members ("the Recipients") as options (incentive and non-qualified) (collectively, "Options"), as described below.

         Options under the 2001 Stock Option Plan are rights to purchase Common Stock at a fixed price as set forth in an Option Agreement which price is the fair market value on the date of the grant. The purpose of the 2001 Option Plan is similar to the RRP Plan, although there is no immediate value to the options in the hands of the Recipients. Their ultimate value is tied to the shareholder value generated by the management and advisory team of the Company of which each Recipient is a key member. The Options will vest over time and are designed to align the interests of management with that of the Company's shareholders, incent them and aid in the retention of key managers, Board members and advisors. The following is a summary of the material terms of the 2001 Option Plan, which is qualified in its entirety by the complete provisions of the 2001 Option Plan attached as Exhibit B.

         THE BOARD OF DIRECTORS RRECOMMEND A VOTE FOR APPROVAL OF THE WAYPOINT FINANCIAL CORP. 2001 STOCK OPTION PLAN.

         GENERAL.

         The 2001 Option Plan authorizes the award of Options to purchase Company Common Stock. The maximum number of shares reserved for the award of Options is 1,985,000 shares of Common Stock. All officers and key employees of the Company and its affiliates, all current non-employee directors and Waypoint Bank Community Impact Advisory Committee members are eligible to receive awards under the 2001 Option Plan of which no more than 520,400 Options can be awarded to non-employee Directors of the Company and Waypoint Bank Community Impact Advisory Committee members and no more than 300,000 Options may be awarded to any participant in any calendar year under the plan. The 2001 Option Plan will be administered by a Committee consisting of non-employee directors of the Board of Directors or if no such Committee is appointed, the Board of Directors ("the Committee"). The shares available to satisfy the exercise of Options may either be authorized but unissued shares or shares previously issued and reacquired by the Company. If authorized but unissued shares are utilized to satisfy the exercise of Options, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. Management has not yet determined how to fund the awards. Its decision to repurchase outstanding shares or issue new shares will be made based upon market and other conditions existing at the time.

         STOCK OPTION AWARDS.

         The 2001 Option Plan permits the award of Options to employees and officers of the Company or its affiliates in the form of either incentive options qualified under ss. 422 of the Internal Revenue Code ("Code") ("Incentive Stock Option") or as nonqualified stock options. Non-employee directors and Community Impact Advisory Committee members are eligible to receive only grants of non-qualified stock options. Under the 2001 Option Plan, the Committee will determine which non-employee directors, Community Impact Advisory Committee members, officers and employees will be granted Options and for officers and employees whether such Options will be Incentive Stock Options or nonqualified stock options. The exercise price of all Options must be 100% of the fair market value of the underlying Common Stock at the time of grant. The criteria used for the award of Options will be determined by the Committee. The Committee may take into account job duties and responsibilities, seniority, job performance, and a comparison of similar awards by companies comparable to the Company when granting Options to Recipients.

         Options awarded to Community Impact Advisory Committee members will fully vest one year from the grant date. Options awarded to Officers and employees and non-employee directors will vest 20% per year with the initial 20% vesting on the date of the grant unless the committee provides otherwise at the time the option is granted. The 2001 Option Plan provides for accelerated vesting of the Options in the event of death, disability or normal retirement. Normal retirement is defined by a formula combining age and years of Waypoint service with a minimum age of 55 years, minimum Waypoint service of one year and a minimum combined total of 63. The Committee may under unusual circumstances permit early vesting to serve the best interests of the Company. All awards will vest in the event of a change in control of the Company or Waypoint Bank.

         Incentive Stock Options may only be granted to Officers and employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value of the underlying Common Stock on the date of the grant and the term of the Option must not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding Common Stock may be exercised only for a period of five years from the date the grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         The 2001 Option Plan permits the Committee to grant, in its discretion, non-qualified options at fair market value to non-employee directors, Community Impact Advisory Board members, as well as to Officers and employees. No awards of any nature have been specifically determined at this time. Unless sooner terminated, the 2001 Option Plan will be in effect for a period of ten years from the date of approval by Waypoint's stockholders.

         LIMITED RIGHTS.

         The Committee may grant a Recipient limited rights in conjunction with an Option grant to be exercisable in lieu of the Option in the event of a change in control only and only after six months after the date of the grant. A limited right entitles the Recipient to receive from the Company cash representing no more than 100% of the difference between the Option price and the fair market value of the Company's Common Stock on the date of the exercise.

         TAX TREATMENT OF OPTIONS.

         A Recipient will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the Common Stock, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met. Employee awards are intended to qualify as performance based compensation under Section 162(m) of the Code.

         For nonqualified stock options and, in the case of a disqualifying disposition of an Incentive Stock Option, a recipient will be deemed to receive ordinary income upon exercise of the stock Option in an amount equal to the amount by which the exercise price of the Option is exceeded by the fair market value of the Common Stock purchased on the date of exercise. The amount of any ordinary income deemed to be received by an optionee upon exercise of a nonqualified stock Option and due to a disqualifying disposition of an Incentive Stock Option would be a deductible expense for tax purposes by the company.

         AMENDMENT, TERMINATION OR REVISION OF THE 2001 OPTION PLAN.

         The Committee may amend or terminate the 2001 Option Plan at any time. Such amendments are required to be approved by stockholders in accordance with applicable law and regulation if such approval is required to satisfy requirements of the Securities and Exchange Commission under Rule 16b-3 under the Securities Exchange Act of 1934 or other regulatory requirements. The ability to grant Incentive Stock Options terminates ten years after the effective date of the 2001 Option Plan. Options cannot be revised unless consistent with the terms of the 2001 Option Plan and the recipient consents. The 2001 Option Plan permits adjustment by the Committee of the number of shares to reflect reclassification, recapitalization or similar capital change. The adjustments by the Committee shall be conclusive and binding on the Company and any participants. The Committee's adjustments are designed to maintain the same proportion of ownership for the number of shares which existed before the event requiring adjustment.

         STOCKHOLDER APPROVAL.

         The 2001 Option Plan will be implemented when approved by the affirmative vote of a majority of the total votes cast by the Company's stockholders at a duly called meeting of stockholders. Stockholder approval is required under the Code to qualify for Incentive Stock Option tax treatment and by the NASDAQ Stock Market Rules.


                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Company's bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company by no later than 90 days prior to the anniversary date of the mailing of the proxy materials in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting; (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2002 Annual Meeting of Stockholders must be given to the Company no later than January 17, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the Company's 2002 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 235 North Second Street, Harrisburg, Pennsylvania 17101, no later than December 18, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. In addition, the Company has retained Georgeson Shareholder Communications, Inc. to act as proxy solicitor for the Special Meeting at a fee not to exceed $5,000, plus the cost of telephone calls and other expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's Annual Report on Form 10-K was mailed to all stockholders of record as of the Record Date of the May 2001 Annual Meeting. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Richard C. Ruben
                                        Executive Vice President and
                                        Corporate Secretary

Harrisburg, Pennsylvania
November 14, 2001

                                    EXHIBIT A

                            WAYPOINT FINANCIAL CORP.
                          KEY EMPLOYEE/OUTSIDE DIRECTOR
                         RECOGNITION AND RETENTION PLAN

                                    Article I
                         Purpose and Plan Establishment
                         ------------------------------

         1.1 The purpose of the Waypoint Financial Corp. Key Employee/Outside Director Recognition and Retention Plan (the "Plan") is to promote the long-term retention of key employees and outside directors, to further reward these individuals for their contributions to the growth and expansion of Waypoint Financial Corp. ("WFC"), Waypoint Bank ("Bank") and its Affiliates, to provide additional incentive to these individuals and to further align the interests of these individuals with those of WFC's stockholders. These purposes will be achieved by granting to such key employees and outside directors, in accordance with the provisions of this Plan, certain awards for shares of Waypoint Financial Corp.'s common stock.

         1.2 In connection with the establishment of the Plan, WFC shall establish a trust (the "Trust") from which shares of common stock of WFC awarded under the Plan shall be issued.

                                   Article II
                   Aggregate Number of Shares and Adjustments
                      Pursuant to Change in Capitalization
                      ------------------------------------

         2.1 The aggregate number of shares of Common Stock for which Awards may be granted under the Plan will be 794,000; provided however, nothing shall prohibit the Board of Directors from merging any existing Recognition and Retention Plan into this Plan in which event any Shares transferred from the merged plan shall be Shares for which Awards may be granted under the Plan in addition to the aggregate number of Shares described in this Section 2.1. Notwithstanding the foregoing, if after the Effective Date of the Plan there is any change in the capitalization of WFC, such as by stock dividend, stock split, combination or exchange of shares, consolidation, merger, recapitalization or other event which the Board of Directors of WFC deems, in its sole discretion, to be similar circumstances, the aggregate number of Shares for which Awards may be granted under the Plan shall be appropriately adjusted in a manner determined by the Board. No fractional Shares of Common Stock will be awarded under the Plan.

                                   Article III
                                   Definitions
                                   -----------

         3.1 The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         3.2 "Affiliate" means any subsidiary corporation or other related entity of WFC which, with the consent of WFC's Board of Directors, elects to participate in this Plan.

         3.3 "Award" means the grant of Restricted Stock, pursuant to the procedures set forth in the Plan.

         3.4 "Award Notice" means the written notice issued to the Participant by the Committee informing the Participant of the Award grant.

         3.5 "Designated Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Board or the Committee and may be changed from time to time by the Participant. In the absence of a written designation, the Designated Beneficiary shall be the Participant's surviving spouse, if any, or if none, his children in equal shares, or, if none, his estate.

         3.6 "Board of Directors" or "Board" means the Board of Directors of Waypoint Financial Corp. or any successor thereto.


         3.7 "Change of Control" as to WFC or the Bank, as applicable, shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act"); or (ii) results in a Change of Control of the Bank or WFC within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect on the Effective Date; or
(iii) without limitation such a Change of Control shall be deemed to have occurred at such time as (a) any "person" (as such term in described in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner," as defined in Rule 13d-3 of the Act, directly or indirectly, of 20% or more of the Bank's or WFC's outstanding securities except for any securities purchased by WFC and/or the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by WFC's stockholders was approved by the same nominating committee serving under the Incumbent Board shall be, for the purpose of this clause (b), considered as though such person was a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or WFC or similar transaction occurs in which the Bank or WFC is not the resulting entity; or (d) a proxy statement shall be distributed soliciting proxies from stockholders of WFC, by someone other than the current management of WFC, seeking stockholder approval of a plan or reorganization, merger or consolidation of WFC or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class or securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or WFC; or (e) a tender offer is made and completed for 20% or more of the voting securities of the Bank or of WFC then outstanding.

         3.8 "Code" means the Internal Revenue Code of 1986, as amended.

         3.9 "Committee" means a committee consisting of "non-employee directors" of the Board of Directors as such term is defined under Rule 16b-3 (including any amendments and successor provisions) as the Securities and Exchange Act, as amended, as promulgated by the Securities and Exchange Commission or if no such Committee is appointed the Board of Directors.

         3.10 "Common Stock" means shares of the common stock of WFC, par value $0.01 per share.

         3.11 "Community Impact Advisory Committee" means that group of persons who were formerly members of the board of directors of Harris Savings Bank, York Federal Savings and Loan Association or Waypoint Bank and who have been appointed by the Waypoint Bank board of directors to act as advisors to the board of directors and management of Waypoint Bank in order to facilitate, promote, and assist in the growth of Waypoint Bank in the communities previously served by Waypoint Bank's predecessors.

         3.12 "Continuous Service" means a Participant's continuous employment or service with WFC or the Bank, as applicable, from the date he/she is granted an Award to the date he/she vests in an Award pursuant to Article VII hereof. For purposes of determining continuous service, a Participant's employment or service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or with respect to transfers between the Bank, WFC or any Affiliate.

         3.13 "Deferred Compensation Account" means the individual book reserve account established under the Plan pursuant to which Shares, upon vesting are credited pursuant to a Participant's deferred compensation election.

         3.14 "Director" means a member of the Board.

         3.15 "Disability" means disability as determined under WFC's long term disability plan, or if none or not applicable to the individual, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of a Key Employee or Outside Director to perform the duties assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said individual's lifetime.

         3.16 "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by WFC's shareholders.

         3.17 "Key Employee" means any person who is an active employee of WFC, the Bank, or an Affiliate and who is selected by the Committee to participate in the Plan.

         3.18 "Normal Retirement" means cessation of a Participant's employment or service with WFC, the Bank or their Affiliates on or following the attainment of Normal Retirement Age.

         3.19 "Normal Retirement Age" means a combination of a Participant's age and years of employment or service with WFC, the Bank or an Affiliate, as applicable, which totals 63; provided however, a Participant must have attained at least age 55 and further provided the Participant must have completed at least one year of employment or service with WFC, the Bank or an Affiliate, as applicable.

         3.20 "Outside Director" means an individual who is a member of the Board of Directors of WFC and who is not an employee of WFC, the Bank, or an Affiliate. Outside Director also means an individual who serves on the Community Impact Advisory Committee of Waypoint Bank.

         3.21 "Participant" means a Key Employee or Outside Director who is granted an Award under the Plan.

         3.22 "Qualified Retirement" means a Participant's termination of employment or service with WFC, the Bank or an Affiliate prior to attaining Normal Retirement Age, which is approved by the Committee, in its sole discretion, as a Qualified Retirement.

         3.23 "Restricted Period" means the period of time established by the Committee during which restrictions are in effect with respect to Restricted Stock awarded under the Plan.

         3.24 "Restricted Stock" means shares of Common Stock issued on behalf of a Participant pursuant to an Award to a Participant which remain subject to restrictions and to which the Participant has not acquired a vested interest.

         3.25 "Shares" means Restricted Stock granted under the Plan.

         3.26 "Trustee" means the person or entity serving as trustee to the Trust.

         3.27 "Trust" or "Trust Fund" shall mean the trust fund established pursuant to this Plan which is intended to be a grantor trust, of which WFC is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code.

         3.28 "Trust Agreement" means the agreement of trust between WFC and the Trustee designated by the Board under which the Trust Fund assets shall be held.

                                   Article IV
                                 Administration
                                 --------------

         4.1 The Plan shall be administered by the Committee. All decisions regarding interpretation of Plan provisions and operations of the Plan shall be made within the authority of the Committee. Once appointed, the Committee, or any of its members, shall continue to serve until otherwise directed by the Board. All Awards granted to a Participant under the Plan shall be made by the Committee, including, at all times any Awards granted to individuals who are subject to Section 16 of the Act. Any Awards granted to officers who are subject to Section 162(m) of the Code shall also be made by the Committee. The Committee in its sole discretion may defer to a future date a distribution of shares to a participant which would otherwise result in the loss of a corporate income tax deduction under Section 162(m) of the Code.

         4.2 In addition to its other authority but subject to the provisions of the Plan, the Committee shall have the authority to determine, in its sole discretion, those individuals who shall be eligible to participate in the Plan and thereby receive Awards, the size of each Award, including the amount of Shares of Restricted Stock subject to the Award, the applicable Restricted Period, the date on which each Award will be granted, all other terms and conditions of each Award, whether to waive compliance by a Participant with respect to any obligations to be performed by the Participant under an Award or waive any term or condition of an Award, whether to amend or cancel an existing Award in whole or in part (except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of an Award or the Plan, take any action under this Section with respect to such Award if such action would adversely affect the rights of such holder), and the form or forms of instruments that are required or deemed appropriate under the Plan.

         4.3 The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

         4.4 No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan, or for any act or omission of any other member of the Committee or the Board.

                                    Article V
                                 The Trust Fund
                                 --------------

         5.1 WFC shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or Common Stock as shall be established by the Board, in its discretion. The Trust Fund shall be used to issue shares to a Participant when the Participant becomes entitled to receive shares pursuant to Article VII.

         5.2 The Trustee shall invest the Trust Fund in Common Stock and in such other investments as may be permitted under the Trust Agreement as shall be determined by WFC. No bond or security shall be required of any Trustee at anytime in office.

         5.3 In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which WFC is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of WFC shares held by each person who is then a holder of record of shares, the number of Shares covered by Awards held in the Trust Fund, shall be adjusted to account for such event. Such adjustments shall be effected by multiplying such number of shares by an amount equal to the number of shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one share; provided, however, if necessary, the Committee may, in its discretion, establish another appropriate method of adjustment.

         5.4 In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which WFC is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of WFC shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to a Participant shall be adjusted by allocating to the Participant receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Participant.

         5.5 Notwithstanding any provision of this Plan, including Sections 6.4, 6.5, or 7.5 hereto, a Participant may elect to defer distribution of Shares, including dividends or distributions attributable to such Shares by completing a deferred compensation form approved by the Committee. In accordance with a Participant's deferred compensation election form, upon vesting in an Award, the Shares attributable to such Award shall remain held in the Trust. Distribution of Shares pursuant to a vested Award shall be made to the Participant as soon as administratively feasible following the date the Participant's service or employment, as applicable, ceases, or, if so elected in the Participant's deferred compensation election form, distribution of Shares shall commence on a date selected by the Participant and approved by the Committee following the Participant's cessation of service or employment, as applicable. The Committee shall so advise the Trustee of the Participant's election and further provide the Trustee with information regarding the date(s) upon which the Participant's interest would be distributed to him/her pursuant to the deferred compensation election form.

                                   Article VI
                                     Awards
                                     ------

         6.1 The Committee shall from time to time and in its sole discretion establish the number of Awards that may be granted to a Participant. The total number of Awards that can be granted to Outside Directors under the Plan shall be 224,200.

         6.2 Pursuant to its authority, the Committee shall determine the Awards of Shares held in the Trust Fund for Participants. An Award shall be evidenced by a written Award Notice issued by the Committee to the Participant, which notice shall set forth: (a) the number of Shares covered by the Award; (b) the Award Date; (c) the vesting dates on which such Shares shall become available for distribution to the Participant; and (d) any other terms or conditions which may apply to the Award issued to the Participant.

         6.3 From time to time, the Committee shall notify the Trustee of the Awards granted to Participants. Until any Shares are directed by the Committee to be distributed by the Trustee to a Participant, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Participant who has received the Award.

         6.4 Any declared and paid cash dividends or distributions attributable to Shares held in the Trust Fund that are, as of the record date for such dividend, allocated to a Participant in connection with an Award shall be paid to the Trust Fund and immediately thereafter distributed to the Participant. Any declared and paid cash dividends or distributions paid with respect to Trust Fund Shares that are not, as of the record date for such dividend, allocated in connection with any Award, shall unless otherwise directed by the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

         6.5 Any declared and paid dividends or distributions attributable to Shares held in the Trust in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, Trust Fund Shares with respect to which the dividend or distributions are paid are allocated to a Participant in connection with an Award, the dividend or distribution shall be allocated to the Participant in connection with such Award and held for distribution or forfeiture in accordance with the terms and conditions of the Award.

         6.6 All voting rights with respect to Shares held by the Trust Fund which have not been allocated to Participants pursuant to any Awards shall be voted by the Trustee in the manner directed by the Committee.

         6.7 Provided that Shares held by the Trust Fund have been allocated to a Participant, the Participant shall be entitled to direct the Trustee with regards to the voting of the Shares related to an Award whether, vested or not in said Award pursuant to Article VII in accordance with procedures established by the Committee.

         6.8 All Awards issued pursuant to this Plan may not be sold, pledged, transferred, encumbered, or assigned by the Participant other than by will or by the laws of descent and distribution. All Shares distributed pursuant to any Award shall only be distributable to the Participant or should the Participant so elect, distributed in joint name to the Participant and his spouse.

                                   Article VII
                       Vesting and Distribution of Shares
                       ----------------------------------

         7.1 Subject to Sections 7.2 and 7.3 unless the Committee shall specifically provide otherwise at the time an award is granted, an Award granted to a Participant who is a Key Employee or Outside Director who is a member of the Board of Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first 20% installment on the date the Award is granted, and succeeding installments on each anniversary of the Award date. An Award granted to an Outside Director who is a member of the Community Impact Advisory Committee of the Bank shall become fully vested upon the first anniversary of the Award date. A Participant must remain in Continuous Service until the vesting date of such Award, except as set forth herein, in order to be entitled to receive Shares pursuant to a previously granted Award.

         7.2 If a Participant does not remain in Continuous Service up to the date he/she would vest in Shares pursuant to Section 7.1, the Shares subject to the previously granted Award shall be forfeited. In the event Shares subject to an Award are forfeited, such Shares held in the Trust Fund shall be available to be re-awarded to other Participants within the discretion of the Committee.

         7.3 In the event a Participant's Continuous Service should terminate due to death, Disability, Normal Retirement or pursuant to a Qualified Retirement or in the event of the occurrence of a Change of Control, the Participant shall become immediately vested in any Awards that as of such date are not vested.

         7.4 In the event of a Participant's death, all Shares which have not been distributed as of the Participant's death shall be distributed to the Participant's Designated Beneficiary pursuant to the Participant's designated beneficiary election.

         7.5 As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to Section 7.1, the Committee shall notify the Trustee regarding the vesting of the Shares by the Participant and shall provide direction to the Trustee regarding distribution of the subject Shares to the Participant.

         7.6 The Trustee, pursuant to direction from the Committee, shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

         7.7 A Participant's Deferred Compensation Account shall reflect the Shares which have been allocated to the Deferred Compensation Account, including any dividends or distributions, attributable to such Shares and the net income, gain or loss of the Deferred Compensation Account. The Committee will adopt procedures for determining the value of a Participant's Deferred Compensation Account.

         7.8 A Participant will have the availability to direct the investment or re-investment of the non-Share portion of his Deferred Compensation Account pursuant to procedures established by the Committee. The Committee may accept the Participant's request, but shall have the authority to approve or disapprove any investment request made by the Participant. The Committee shall advise the Participant if they disapprove any investment request of the Participant. The ultimate decision regarding investments rests, however, with the Committee. In no event shall the Participant's right to direct investment give the Participant any vested interest or secured or preferred position with respect to the Deferred Compensation Account over which Participant has been provided investment preference.

                                  Article VIII
                            Amendment and Termination
                            -------------------------

         8.1 The Board may amend, suspend, or terminate the Plan in whole or in part at anytime; provided, however, no amendment, suspension or termination shall effect a Participant's right to vest in any outstanding Awards. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to WFC.

                                   Article IX
                                  Miscellaneous
                                  -------------

         9.1 The Participant's benefit, including a deferred benefit, under this Plan is an unsecured promise of WFC, the Bank or an Affiliate, as applicable, to pay a benefit to the Participant. Any assets set aside in the Trust are subject to the claims of WFC's, the Bank's, or an Affiliate's general creditors and neither Participant nor her/his estate or beneficiaries will have any secured or preferred position with respect to the Participant's benefit under the Plan or have any claim against WFC, the Bank, or an Affiliate, as applicable, except as a general creditor.

         9.2 This Plan constitutes an agreement solely between the Participant and WFC, the Bank or an Affiliate, as applicable. The Plan is intended to constitute a non-qualified arrangement for the benefit of key management employees and certain Outside Directors and shall be construed and interpreted in a manner consistent with such intention.

         9.3 Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to continuation of employment or service with WFC, the Bank or their Affiliates. WFC reserves the right to dismiss or remove any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

         9.4 Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

         9.5 The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws and principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

         9.6 The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be subject to debts, contracts, liabilities, engagements or torts of a Participant.

         9.7 Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may be written notice specify to the other:

         The Plan:    The Waypoint Financial Corp. Key Employee/Outside Director
         --------     Recognition and Retention Plan Committee
                      Waypoint Financial Corp.
                      235 North Second Street
                      Harrisburg, PA  17101
                      Attention:  Corporate Secretary
                Participating Employee:
                ----------------------
                      [To the Participant's
                      address as shown in WFC's
                      personnel records]

         9.8 All costs incurred in connection with the administration and operation of the Plan shall be paid by WFC.

         9.9 The Plan and all Awards granted hereunder shall be conditioned on the approval of the Plan by the affirmative vote of the majority of the shares of WFC present in person or represented by proxy and entitled to vote at a meeting for which a quorum is present, which meeting is duly noticed and held. No Award under the Plan shall be granted, nor shall any Shares be purchased or distributed, prior to such approval.

         9.10 Any Award Notice, and the rights and obligations created thereunder, shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of an Award Notice, the terms of the Plan shall control.
IN WITNESS WHEREOF, WFC hereby adopts the Plan as of October 18, 2001.

ATTEST:                                       WAYPOINT FINANCIAL CORP.


/s/ Richard C. Ruben                          By:/s/ Charles C. Pearson, Jr.
----------------------------------               ------------------------------
Richard C. Ruben, Secretary                   Charles C. Pearson, Jr.
                                              Chief Executive Officer/
                                              Co-Chairman of the Board

(SEAL)

                                    EXHIBIT B

                            WAYPOINT FINANCIAL CORP.
                             2001 STOCK OPTION PLAN

         1. Purpose. The purpose of the Waypoint Financial Corp. 2001 Stock
            -------
Option Plan (the "Plan") is to advance the interests of Waypoint Financial Corp. ("WFC") and its Affiliates and its shareholders by providing Key Employees of WFC and its Affiliates, including Waypoint Bank (the "Bank") and outside directors of WFC, upon whose judgment, initiative and efforts the successful conduct of the business of WFC and its Affiliates largely depends, with additional incentive to perform in a superior manner, to attract people of experience and ability to the service of WFC and its Affiliates and to further align the interests of WFC's Key Employees and Outside Directors with those of WFC's shareholders.

         2. Definitions.
            -----------

            a. "Affiliate" means any subsidiary corporation or other related entity of WFC which, with the consent of WFC's Board of Directors, elects to participate in this Plan.

            b. "Award" means a grant of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, and/or Limited Rights under the provisions of this Plan.

            c. "Board of Directors" or "Board" means the board of directors of Waypoint Financial Corp. or any successor thereto.

            d. "Change of Control" as to WFC or the Bank, as applicable, shall mean an event of a nature that: (1) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act"); or (2) results in a Change of Control of WFC or the Bank within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect on the Effective Date; or
(3) without limitation such a Change of Control shall be deemed to have occurred at such time as (A) any "person" (as such term is described in Section 13(d) and 14(d) of the Act) is or becomes the "beneficial owner," as defined in Rule 13d-3 of the Act, directly or indirectly, of 20% or more of the Bank's or the Company's outstanding securities except for any securities purchased by WFC's and/or the Bank's employee stock ownership plan and trust; or (B) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by WFC's stockholders was approved by the same nominating committee serving under the Incumbent Board shall be, for the purpose of this clause (B), considered as though such person was a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of WFC or the Bank or similar transaction occurs in which WFC or the Bank is not the resulting entity; or (D) a proxy statement shall be distributed soliciting proxies from stockholders of WFC, by someone other than the current management of WFC, seeking stockholder approval of a plan of reorganization, merger or consolidation of WFC or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class or securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by WFC or the Bank; or (E) a tender offer is made and completed for 20% or more of the voting securities of WFC or the Bank then outstanding.

            e. "Code" means the Internal Revenue Code of 1986, as amended.

            f. "Committee" means a committee consisting of "non-employee directors" of the Board of Directors as such term is defined under Rule 16b-3 under the Securities Exchange Act, as amended, as promulgated by the Securities and Exchange Commission or if no such Committee is appointed, the Board of Directors.

            g. "Common Stock" means the Common Stock of WFC, par value $0.01 per share.

            h. "Community Impact Advisory Committee" means that group of persons who were formerly members of the board of directors of Harris Savings Bank, York Federal Savings and Loan Association or Waypoint Bank and who have been appointed by the Waypoint Bank board of directors to act as advisors to the board of directors and management of Waypoint Bank in order to facilitate, promote, and assist in the growth of Waypoint Bank in the communities previously served by Waypoint Bank's predecessors.

            i. "Continuous Service" means employment of a Key Employee or service of an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following cessation of employment as a Key Employee. Provided however, employment and/or service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or the Committee or in the case of transfers between WFC, the Bank or any of its Affiliates.

            j. "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

            k. "Director" means a member of the Board.

            l. "Disability" means disability as determined under WFC's long term disability plan, or if none or not applicable to the individual, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of a Key Employee or Outside Director to perform the duties assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said individual's lifetime.

            m. "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by WFC's shareholders.

            n. "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the reported high bid and high ask price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) or such other quotation system, as may be applicable, on such date or if the Common Stock was not traded on such date, on the next preceding date on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

            o. "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

            p. "Key Employee" means any person who is an active employee of WFC, the Bank or an Affiliate and who is selected by the Committee to participate in the Plan.

            q. "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

            r. "Non-Statutory Stock Option" means an Option granted by the Committee to a Participant and which is (i) not designated by the Committee as an Incentive Stock Option, or (ii) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and regulations promulgated thereunder.

            s. "Normal Retirement" means cessation of a Participant's employment or service with WFC, the Bank or their Affiliates on or following the attainment of Normal Retirement Age.

            t. "Normal Retirement Age" means a combination of a Participant's age and years of employment or service with WFC, the Bank or an Affiliate, as applicable, which totals 63; provided however, a Participant must have attained at least age 55 and further provided the Participant must have completed at least one year of employment or service with WFC, the Bank or an Affiliate.

            u. "Option" means an Award granted under Section 7 or Section 8.

            v. "Outside Director" means an individual who is a member of the Board of Directors of WFC and who is not an employee of WFC, the Bank, or an Affiliate. Outside Director also means an individual who serves on the Community Impact Advisory Committee of Waypoint Bank.

            w. "Participant" means a Key Employee of WFC, the Bank or their Affiliates or Outside Director who receives an Award under the Plan.

            x. "Qualified Retirement" means a Participant's termination of employment or service with WFC, the Bank, or their Affiliates prior to attaining Normal Retirement Age, which is approved by the Committee, in its sole discretion, as a Qualified Retirement.

            y. "Termination for Cause" means the involuntary termination of a Participant's employment or service by WFC, the Bank or their Affiliates as a result of: (1) an intentional failure to perform the individual's stated duties;
(2) conduct involving personal dishonesty; or (3) willful misconduct or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in material loss to WFC, the Bank, or their Affiliates.

         3. Administration. The Plan shall be administered by the Committee. The
            --------------
Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         4. Types of Awards. Awards under the Plan may be granted in any one or
            ---------------
a combination of:


            a.  Non-Statutory Stock Options;
            b.  Incentive Stock Options;
            c.  Limited Rights; and
            d.  Reload Options.

         5. Stock Subject to the Plan. Subject to adjustment as provided in
            -------------------------
Section 16, the maximum number of shares of Common Stock reserved for purchase by Participants pursuant to the exercise of Options granted under the Plan is 1,985,000 and no more than 300,000 Options in total may be awarded to any participant in any calendar year under the plan. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by WFC. To the extent that Options are granted under the Plan, the shares underlying such Options will be unavailable for future grants under the Plan except that, to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised (in the case of Limited Rights, exercised for cash) new Awards may be made with respect to these shares.

         6. Eligibility. Key Employees of WFC, the Bank, or their Affiliates, as
            -----------
determined in the sole discretion of the Committee, shall be eligible to receive Awards under the Plan. Outside Directors shall be eligible to receive Awards under the Plan, excluding however Awards in the form of Incentive Stock Options.

         7. Non-Statutory Stock Options. Grant of Non-Statutory Stock Options.
            ---------------------------
The Committee may, from time to time, grant Non-Statutory Stock Options to Key Employees and Outside Directors and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-Statutory Stock Options granted under this Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the following terms and conditions:

            a. Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be determined by the Committee on the date the Option is granted. Such purchase price shall not be less than 100% of the Fair Market Value of WFC's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price shall be made in accordance with Section 12 of the Plan.

            b. Option Agreement. Each Option shall be evidenced by a written option agreement between WFC and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions as the Committee shall approve that are not inconsistent with the terms of the Plan. The Committee shall have the authority to waive any condition of an existing Option or amend an existing Option, provided that an amendment of an existing Option may not be made by the Committee without the consent of the holder of the Option if such amendment would adversely effect the rights of the Option holder.

            c. Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options granted to a Participant shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first 20% installment on the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. Non-Statutory Stock Options granted to an Outside Director who is a member of the Community Impact Advisory Committee of Waypoint Bank shall become fully vested upon the first anniversary of the Date of Grant. A Participant must remain in Continuous Service until the vesting date of such Option, except as set forth herein. Notwithstanding any other provision of this Plan, in the event of a Change of Control of WFC or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately vested and exercisable.

            d. Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Committee or its designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price as provided in Section 12.

            e. Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee in such amounts as determined by the Committee in its sole discretion. In granting Non-Statutory Stock Options, the Committee may consider such factors as it deems relevant, which factors may include, but not be limited to, position and responsibility of the individual, type and length of service, compensation of the individual and/or the Committee's evaluation of financial performance of WFC, the Bank or its Affiliates. Non-Statutory Stock Options shall also be granted to Outside Directors. The total number of shares available for purchase by Outside Directors pursuant to the grant of Non-Statutory Stock Options shall be 494,400.

            f. Term of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee may, in its sole discretion, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to any Participant.

            g. Termination of Employment. In the event of a Participant's termination of employment or service for any reason other than death, Disability, Normal or Qualified Retirement, termination following a change in control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for a period of three (3) months following termination or for such other period as the Committee shall establish in its sole discretion. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of a Participant's termination of employment or service due to death, Disability, or Normal or Qualified Retirement or coincident with or following a Change of Control, all Non-Statutory Stock Options held by the Participant shall vest and shall be exercisable by the Participant or his legal representative or beneficiaries, as applicable, for a period of three (3) years following the date of such event, provided that in no circumstance shall the period extend beyond the expiration of the Non-Statutory Stock Option term set forth in the written option agreement.

         8. Incentive Stock Options. The Committee may, from time to time,
            -----------------------
grant Incentive Stock Options to eligible Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

            a. Price. Subject to the provisions of Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 100% of the Fair Market Value of WFC's Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of WFC (including deemed ownership pursuant to Section 422(d) of the Code), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of WFC's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price shall be made in accordance with Section 12 of the Plan. No Incentive Stock Option shall be granted under the Plan later than ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders.

            b. Option Agreement. Each Option shall be evidenced by a written option agreement between WFC and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions as the Committee shall approve that are not inconsistent with the terms of the Plan. The Committee shall have the authority to waive any term of an existing Option or amend an existing Option, provided that an amendment of an existing Option may not be made by the Committee without the consent of the holder of the Option if such amendment would adversely affect the rights of the Option holder.

            c. Vesting. Unless the Committee shall specifically provide otherwise at the time an Award is granted, Incentive Stock Options granted to a Participant shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first 20% installment on the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. A Participant must remain in Continuous Service until the vesting date of such Option, except as set forth herein. Notwithstanding any other provision of this Plan, in the event of a Change of Control of WFC or the Bank, all Incentive Stock Options that have been awarded shall become immediately vested and exercisable.

          d. Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Committee, or its designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price as provided in Section 12.

         The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of WFC, the Bank and its Affiliates) shall not exceed $100,000.

         If the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Incentive Stock Options are exercisable as a result of a Change of Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such calendar year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 8 to the extent permitted).

            e. Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee in its sole discretion provided that the amount granted, in any event, is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee may consider such factors as it deems relevant, which factors may include, but not be limited to, position and responsibility of the Key Employee, type and length of service, compensation paid to the Key Employee and/or the Committee's evaluation of the financial performance of WFC, the Bank, or its Affiliates. The provisions of Section 8 hereof shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

            f. Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the Date of Grant. If any Participant, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of WFC (including deemed ownership pursuant to Section 424(d) of the Code), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

            g. Termination of Employment. In the event of a Key Employee Participant's termination of employment for any reason other than death, Disability, coincident with or following a Change of Control, Normal or Qualified Retirement, or Termination for Cause, the Key Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee Participant at the date of termination and only for a period of three (3) months following termination. In the event of Termination for Cause, all rights under a Key Employee Participant's Incentive Stock Options shall expire upon termination. In the event of a termination of a Key Employee Participant's employment due to death, Disability, Normal or Qualified Retirement or coincident with or following a Change of Control, all Incentive Stock Options held by such Key Employee Participant shall be exercisable by the Key Employee Participant or the Key Employee Participant's legal representative or beneficiaries, as applicable, for a period of three (3) years following the date of such cessation of employment, provided, however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three
(3) months following the date of his Normal or Qualified Retirement or termination of employment following a Change of Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a deceased Key Employee Participant, the Key Employee Participant's death must have occurred while employed or within three (3) months of termination of employment.

         Notwithstanding anything herein to the contrary, in no event shall the period within which an Option may be exercised extend beyond the expiration of the Option term set forth in the written option agreement.

            h. Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Participant to which it is granted.

            i. Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code. WFC makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

         9. Limited Rights. The Committee may grant a Limited Right
            ---------------
simultaneously with the grant of any Option to a Participant, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

            a. Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change of Control.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. A Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

            b. Payment. Upon exercise of a Limited Right, the holder shall promptly receive from WFC an amount of cash equal to the difference between the Fair Market Value of the underlying shares on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

         10. Reload Option. The Committee may, in its sole discretion, grant a
             -------------
Reload Option with respect to any shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 12(c)). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by WFC for payment of a Participant's withholding tax under Section 18. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

         11. Surrender of Option. In the event of a Participant's termination of
             -------------------
employment or service as a result of death, Disability or Normal or Qualified Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from WFC of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the Option. Whether WFC accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that WFC is under no obligation to any Participant whatsoever to make such payments. In the event that WFC accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

         12. Option Payment Mechanisms. The Committee has sole discretion to
             -------------------------
determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

            a. Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

            b. Cashless Exercise. Subject to the vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give WFC written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part of or all of the Common Stock subject to the Option and to deliver enough of the proceeds to WFC to pay the Option exercise price and any applicable withholding taxes.

            c. Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under any stock award plan of WFC (such as WFC's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

         13. Rights of Shareholder. No Participant shall have any rights as a
             ---------------------
shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted pursuant to this Plan confers on any Participant any right to continuation of employment or service with WFC, the Bank, or their Affiliates or interferes in any way with the right of WFC, the Bank, or their Affiliates to terminate a Participant's employment or services at any time.

         No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

         14. Agreement with Participants. Each Award of Options, Limited Rights
             ---------------------------
and/or Reload Options will be evidenced by a written agreement, executed by the Participant and WFC, the Bank, or their Affiliates which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods and any other terms and conditions as may be required by the Board of Directors, the Committee, or under applicable securities law.

         15. Designation of Beneficiary. A Participant may, with the consent of
             --------------------------
the Committee, designate a person or persons to receive, in the event of death, any right to any Option, Limited Rights Award and/or Reload Option to which the Participant was entitled. Such designation will be made upon forms supplied by and delivered to WFC and may be revoked at any time by the Participant in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's spouse will be deemed to be the beneficiary, and if none, then the Participant's estate.

         16. Dilution and Other Adjustments. Subject to the provision of Section
             ------------------------------
424 of the Code, in the event of any change in the outstanding shares of Common Stock of WFC by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by WFC, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

            a. adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

            b. adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

            c. adjustment in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         17. Effect of a Change of Control on Option Awards. Any agreement to
             ----------------------------------------------
which WFC is a party which provides for any merger, consolidation or similar transaction of WFC with or into another corporation whereby WFC is not to be the surviving corporation may provide, without limitation, for the assumption of outstanding options by the surviving corporation or its parent or for an equitable mandatory settlement of outstanding options in cash based on the consideration paid to shareholders in such transaction and all outstanding Options shall be subject to such agreement. In any case where the Options are assumed by another corporation, appropriate equitable adjustments as to the number and kind of shares or other securities and the per share purchase price(s) shall be made.

         18. Withholding. Amounts shall be deducted from each distribution of
             -----------
cash and/or Common Stock under the Plan in an amount equal to the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to the exercise of such Awards, and that are required by any governmental authority to be withheld. Shares of Common Stock or other compensation paid to a Participant will be withheld where required and necessary by WFC with respect to the exercise of any Option by a Participant.

         19. Amendment of the Plan. The Board of Directors may at any time, and
             ---------------------
from time to time, modify or amend the Plan in any respect; provided however, no such amendment, modification or termination may adversely affect the rights of a Participant, without his consent, under an outstanding Award.

         20. Effective Date of Plan. The Plan shall become effective upon the
             -----------------------
date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders, such date being the Effective Date.

         21. Termination of the Plan. The right to grant Awards under the Plan
             -----------------------
will terminate upon the earlier of (i) ten (10) years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section
5. The Board may also suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

         22. Applicable Law. The Plan will be  administered  in accordance  with
             --------------
the laws of the Commonwealth of Pennsylvania except to the extent superseded by the laws of the United States.

         23. Compliance. Notwithstanding anything to the contrary contained in
             ----------
the Plan, Options shall be exercisable only if the shares subject to the Options are registered under such federal and state securities laws as are deemed necessary, or if exemptions from such registration are deemed to be available; but in no event shall Options be exercisable during any period of time in which it is deemed that exercisability, the offer to sell the shares subject to Option, or the sale thereof, may violate a federal, state or securities exchange rule, regulation or law, or may cause WFC to be legally obligated to issue or sell more shares than WFC is legally entitled to issue or sell. Further, in the absence of registration under federal and state securities laws as referenced above, each Participant, and each Participant obtaining shares upon exercise, may be required to execute such acknowledgements and agreements as may be deemed necessary or appropriate to secure compliance with exemptions from registration under federal or state securities law, which compliance may involve regulation of the manner in which the shares may be sold or transferred, and may prohibit the sale of shares for a period of time. To the extent applicable, with respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any of the provisions of the Plan or actions by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         IN WITNESS WHEREOF WFC hereby adopts the Plan as of October 18, 2001.


ATTEST:                                       WAYPOINT FINANCIAL CORP.



/s/ Richard C. Ruben                          By:/s/ Charles C. Pearson, Jr.
---------------------------------------         --------------------------------
Richard C. Ruben, Secretary                   Charles C. Pearson, Jr.
                                              Chief Executive Officer/
                                              Co-Chairman of the Board

                                REVOCABLE PROXY
                            WAYPOINT FINANCIAL CORP.
-----
|   | PLEASE MARK VOTES
| X | AS IN THIS EXAMPLE
|   |                                                                                                  FOR     AGAINST   ABSTAIN
----- SPECIAL MEETING OF STOCKHOLDERS                        PROPOSAL 1:                              -----     -----     -----
              DECEMBER 14, 2001                                                                       |   |     |   |     |   |
                                                             Approve the Waypoint Financial           |   |     |   |     |   |
The undersigned hereby appoints the official proxy           Corp. Key Employee/Outside Director      -----     -----     -----
committee consisting of David E. Zuern and James             Recognition and Retention Plan
H. Moss with full powers of substitution to act as
attorneys and proxies for the undersigned to vote
all shares of Common Stock of the Company which the
undersigned is entitled to vote at the Special Meeting                                                 FOR     AGAINST   ABSTAIN
of Stockholders ("Special Meeting") to be held at the        PROPOSAL 2:                              -----     -----     -----
Crowne Plaza Harrisburg, 23 South Second Street,                                                      |   |     |   |     |   |
Harrisburg, Pennsylvania, on December 14, 2001, at           Approve the Waypoint Financial           |   |     |   |     |   |
10:00 a.m. local time. The official proxy committee          Corp. 2001 Stock Option Plan             -----     -----     -----
is authorized to cast all votes to which the undersigned
is entitled as follows:



                                                                                                                          -----
                                                             PLEASE CHECK BOX IF YOU PLAN                                 |   |
                                                             TO ATTEND THE SPECIAL MEETING.   ------------------------->  |   |
                                                                                                                          -----


                                                             THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
                                                             SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS
                                                             STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
                                        -------------------  MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE
Please be sure to sign and date         | Date            |  BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS
  this Proxy in the box below.          |                 |  KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
-----------------------------------------------------------
|                                                         |          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
|                                                         |
|                                                         |
--Stockholder sign above -- Co-holder (if any) sign above--


---------------------------------------------------------------------------------------------------------------------------------
                     ^                                                                                         ^
                     |        DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.        |

                                                    WAYPOINT FINANCIAL CORP.

---------------------------------------------------------------------------------------------------------------------------------
| Should the above signed be present and elect to vote at the Special Meeting or at any adjournment thereof and after           |
| notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy,    |
| then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may    |
| also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special   |
| Meeting of Stockholders, or by the filing of a later proxy to a vote being taken on a particular proposal at the Special      |
| Meeting.                                                                                                                      |
|                                                                                                                               |
| The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting  |
| and a proxy statement dated November 14, 2001.                                                                                |
|                                                                                                                               |
| Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or          |
| guardian, please give your full title.                                                                                        |
|                                                     PLEASE ACT PROMPTLY                                                       |
|                                         SIGN, DATE & MAIL YOUR PROXY CARD TODAY                                               |
---------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.


-------------------------------------------------------------

-------------------------------------------------------------

-------------------------------------------------------------


                            SUPPLEMENTAL INFORMATION

     Supplemental Information Pursuant to Schedule 14A, Item 10. (Not intended to form part of the Proxy Statement).

     Waypoint Financial Corp. intends to register the options and shares authorized by the Waypoint Financial Corp. Key Employee/Outside Director Recognition and Retention Plan and the Waypoint Financial Corp. 2001 Stock Option Plan as soon as possible after shareholder approval.